UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 9, 2018, United Rentals, Inc. held its annual meeting of stockholders at which the stockholders voted: (i) upon the election of José B. Alvarez, Jenne K. Britell, Marc A. Bruno, Bobby J. Griffin, Terri L. Kelly, Michael J. Kneeland, Gracia C. Martore, Jason D. Papastavrou, Filippo Passerini, Donald C. Roof and Shiv Singh to the Board for one-year terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s public accounting firm for the fiscal year ending December 31, 2018; (iii) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers; and (iv) on an advisory (non-binding) basis on a stockholder proposal on shareholder right to act by written consent.

The stockholders elected all eleven directors, approved the ratification of the appointment of Ernst & Young LLP, approved (on a non-binding basis) the compensation of the Company’s named executive officers, and rejected a stockholder proposal on shareholder right to act by written consent.

The final voting results for each of the matters submitted to a vote of stockholders at the 2018 annual meeting are set forth below:

Proposal 1. Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
José B. Alvarez	63,973,758	183,721	35,511	7,346,972
Jenne K. Britell	63,679,079	481,682	32,229	7,346,972
Marc A. Bruno	64,113,440	45,438	34,112	7,346,972
Bobby J. Griffin	63,521,992	621,377	49,621	7,346,972
Terri L. Kelly	64,117,677	42,405	32,908	7,346,972
Michael J. Kneeland	64,017,609	143,866	31,515	7,346,972
Gracia C. Martore	64,088,694	55,218	49,078	7,346,972
Jason D. Papastavrou	62,882,374	1,276,910	33,706	7,346,972
Filippo Passerini	63,130,915	1,029,297	32,778	7,346,972
Donald C. Roof	63,904,463	256,123	32,404	7,346,972
Shiv Singh	63,774,147	385,287	33,556	7,346,972

Proposal 2. Ratification of Appointment of Public Account Firm.

For	Against	Abstain	Broker Non-Votes
69,244,230	1,679,493	616,239	*

*	Not applicable.

Proposal 3. Advisory Approval of Executive Compensation.

For	Against	Abstain	Broker Non-Votes
60,075,470	3,982,755	134,765	7,346,972

Proposal 4. Stockholder Proposal on Shareholder Right to Act by Written Consent.

For	Against	Abstain	Broker Non-Votes
30,179,913	33,730,202	282,875	7,346,972

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2018

UNITED RENTALS, INC.

By:	/s/ Craig A Pintoff
	Name:	Craig A. Pintoff
	Title:	Executive Vice President, Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig A Pintoff
	Name:	Craig A. Pintoff
	Title:	Executive Vice President, Chief Administrative and Legal Officer